SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      19-Sep-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-04                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class 1-A-1 $53,841,878.58 $7,291,011.76     $196,002.21
Class 1-X   $53,841,878.58         $0.00      $95,036.70
Class 2-A-1$240,566,392.01 $24,702,906.84  $1,083,188.91
Class 2-X  $240,566,392.01         $0.00     $230,327.62
Class C-B-1  $5,356,037.91     $5,912.78      $29,190.55
Class C-B-2  $2,486,874.10     $2,745.38      $13,553.53
Class C-B-3  $1,146,869.08     $1,266.08       $6,250.47
Class C-B-4  $1,147,864.62     $1,267.18       $6,255.89
Class C-B-5    $382,289.70       $422.03       $2,083.49
Class C-B-6    $383,526.16       $423.39       $2,090.22
Class 2-R            $0.00         $0.00           $0.01

           PPIS            Prin Loss     End Bal
Class 1-A-1         $71.96         $0.00  $46,550,866.83
Class 1-X           $34.89         $0.00  $46,550,866.83
Class 2-A-1      $1,011.91         $0.00 $215,863,485.17
Class 2-X          $215.17         $0.00 $215,863,485.17
Class C-B-1         $24.24         $0.00   $5,350,125.13
Class C-B-2         $11.26         $0.00   $2,484,128.72
Class C-B-3          $5.19         $0.00   $1,145,603.00
Class C-B-4          $5.20         $0.00   $1,146,597.44
Class C-B-5          $1.73         $0.00     $381,867.67
Class C-B-6          $1.74         $0.00     $383,102.77
Class 2-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class 1-A-1     782.4717132   105.9586071
Class 1-X       782.4717132     0.0000000
Class 2-A-1     790.0322231    81.1255980
Class 2-X       790.0320934     0.0000000
Class C-B-1     995.5460799     1.0990297
Class C-B-2     995.5460769     1.0990312
Class C-B-3     995.5460764     1.0990278
Class C-B-4     995.5460711     1.0990286
Class C-B-5     995.5460938     1.0990365
Class C-B-6     995.5460723     1.0990235
Class 2-R         0.0000000     0.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class 1-A-1       2.8484553   676.5131060     0.043700000
Class 1-X         1.3811466   676.5131060     0.021189066
Class 2-A-1       3.5572473   708.9066251     0.054082408
Class 2-X         0.7564074   708.9065087     0.011500000
Class C-B-1       5.4257528   994.4470502     0.065454639
Class C-B-2       5.4257526   994.4470456     0.065454639
Class C-B-3       5.4257552   994.4470486     0.065454639
Class C-B-4       5.4257502   994.4470425     0.065454639
Class C-B-5       5.4257552   994.4470573     0.065454639
Class C-B-6       5.4257324   994.4470489     0.065454639
Class 2-R         0.2000000     0.0000000     0.054082408

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

  19-Sep-02                Name:         Barbara Grosse
                           Title:        Trust Officer
                                         Bank One